SUMMARY PROSPECTUS October 1, 2019
T. ROWE PRICE
Limited Duration Inflation Focused Bond Fund
TRBFX TRLDX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2019, as amended or supplemented, and Statement of Additional Information, dated October 1, 2019, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

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Investment Objective

The fund seeks a level of income that is consistent with the current rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%[b]		0.34%[b]

Distribution and service (12b-1) fees	—		—

Other expenses	0.14		0.01

Total annual fund operating expenses	0.48	[c]	0.35 [c]

Fee waiver/expense reimbursement	(0.09)[b]		(0.09)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.39	[b]	0.26 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (at least through September 30, 2020) to waive a portion of its management fees in order to limit the fund’s management fees to 0.25% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board of Directors. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c The figure shown in the fee table does not match the “Gross expenses before waivers/payments by Price Associates” shown in the Financial Highlights table, as that figure reflects the effects of a management fee waiver agreement.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 year	3 years	5 years	10 years
Investor Class	$40	$145	$260	$595
I Class	27	103	187	434

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 124.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies Normally, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds. The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed and asset-backed securities. The fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The fund will invest at least 20% of its net assets in inflation-linked securities, although normally the fund expects to invest 50% or more of its net assets in inflation-linked securities. Although the fund may invest in debt instruments of any maturity or duration, the fund will normally maintain a duration within plus (+) or minus (-) two years of the duration of the Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index. As of July 31, 2019, the duration of the Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index was approximately 2.12 years and its duration ranged from 0.42 years to 2.45 years over the past three years. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. The longer a bond fund’s duration, the more sensitive that fund should be to changes in interest rates. For example, if interest rates rise by 1% and a fixed-rate bond has a duration of 10 years, it is estimated that the principal value of the bond will decrease by approximately 10%.

The fund will only purchase securities that are rated within the four highest credit rating categories (AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may continue to hold a security that has been downgraded after purchase. The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated securities of foreign issuers, including those in emerging markets.

The fund’s investments in inflation-linked securities should provide some protection against the impact of inflation. Investment decisions are based on the outlooks for inflation, interest rates and the overall economy, as well as the prices and yields of the various securities in which the fund may invest. For example, if the investment adviser’s outlook is one of high or rising inflation, the fund may hold more than 50% of its assets in inflation-linked securities and, if the adviser believes inflation will be low or falling, the fund may focus more on securities that are not indexed to inflation (within the fund’s investment program). If interest rates are expected

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to fall, the fund may purchase securities with longer maturities in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

While most assets will typically be invested in bonds, the fund also uses interest rate futures, Consumer Price Index (CPI) swaps, and forward currency exchange contracts in keeping with the fund’s objective. Interest rate futures would typically be used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. CPI swaps would typically be used to manage the fund’s inflation risk or maintain exposure to inflation-linked securities. Forward currency exchange contracts would typically be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher- or lower-yielding securities or certain sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. Although interest rates have begun to rise and may continue doing so, interest rates may decline in response to ongoing global trade disputes, increasing the exposure of bond funds to the risks associated with declining interest rates.

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Inflation-linked security risks When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the yield on an inflation-linked security may be negative.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Although bonds and other debt instruments rated BBB (or an equivalent rating) are considered investment grade, they may still have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than higher rated investment-grade securities.

Liquidity risks The fund may not be able to meet redemption requests without significantly diluting the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing risks The fund’s investments in foreign holdings may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to the fund’s investments.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Derivatives risks The fund’s use of interest rate futures, CPI swaps, and forward currency exchange contracts exposes the fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments may lack liquidity and be difficult to value, and may involve leverage so that small changes produce disproportionate losses for the fund, and instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s use of interest rate futures, CPI swaps, and forward currency exchange contracts involves the risk that anticipated interest rate movements and currency exchange rates will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

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Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The fund’s return for the six months ended 6/30/19 was 3.77%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2018

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					09/29/2006
Returns before taxes	0.28%	0.32%	1.47%	—%
Returns after taxes on distributions	-0.66	-0.14	0.95	—
Returns after taxes on distributions
and sale of fund shares	0.16	0.04	0.93	—
I Class					09/29/2015
Returns before taxes	0.39	—	—	0.95

Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)
	0.41	0.60	2.34	1.20 [a]

a Return since 9/29/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Stephen L. Bartolini	Chairman of Investment Advisory Committee	2016	2010

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and

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1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F161-045 10/1/19